As filed with the Securities and Exchange Commission on June 23, 1998
Registration No.  2-96408
811-4254

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.

[X] Post-Effective Amendment No.    51

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940, as amended

Amendment No.     52    [X]

SMITH BARNEY INCOME FUNDS
(Exact name of Registrant as Specified in Charter)

388 Greenwich Street, New York, New York 10013
(Address of principal executive offices) (Zip Code)

(212)816-6474
(Registrant's telephone number, including Area Code)

Christina T. Sydor
Secretary

Smith Barney Income Funds
388 Greenwich Street
New York, New York 10013, 22nd Floor
(Name and address of agent for service)

(Approximate Date of Proposed Public Offering): Continuous


It is proposed that this filing becomes effective (check appropriate box):


[  ]  Immediately upon filing pursuant to paragraph b
[  ]   on June 15, 1998 pursuant to paragraph b
[X ]  60 days after filing pursuant to paragraph (a)(1)
[  ]  on (date) pursuant to paragraph (a)(1)
[  ]  75 days after filing pursuant to paragraph (a)(2)
[  ]  on (date) pursuant to paragraph (a) (2) of Rule 485


If appropriate, check the following box:

[X] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Shares of Common Stock/Shares of Beneficial Interest


SMITH BARNEY INCOME FUNDS

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover

Contents Page

Cross-Reference Sheet

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

	SMITH BARNEY INCOME FUNDS

	FORM  N-1A CROSS REFERENCE SHEET
	Pursuant to Rule 495(a) Under the Securities Act of 1933, as amended


Part A
Item No. and Caption	Prospectus Caption

1.  Cover Page	Cover Page

2.  Synopsis	Prospectus Summary

3.  Condensed Financial Information	Financial Highlights;

4.  General Description of Registrant	Cover Page; Prospectus
	Summary;
	Investment Objective and
	Policies;
	Distributor; Additional
	Information

5.  Management of the Fund	Prospectus Summary; Management of
	the Trust and the Fund;
	Distributor; Additional Information

6.  Capital Stock and Other Securities	Investment Objective and
	Policies; Dividends,
	Distributions and Taxes;
	Additional Information

7. Purchase of Securities 	Valuation of Shares;
    Being Offered	Purchase of Shares;
	Exchange Privilege; Redemption of
	shares; Purchase, Exchange and
	Redemption of Shares; Minimum
	Account Size;  Distributor

8.  Redemption or Repurchase of Shares	Purchase of Shares;
	Redemption of Shares;
	Exchange Privilege;
	Purchase, Exchange and
	Redemption of Shares

9.  Pending Legal Proceedings	Not Applicable


Part B.
Item No. and Caption	Statement of Additional
	Information Caption

10.  Cover Page	Cover page

11.  Table of Contents	Contents

12.  General Information and History	Distributor; Additional
	Information

13.  Investment Objectives and Policies	Investment Objectives and
	Management Policies

14.  Management of the Fund	Management of the Trust and the
	Funds; Distributor

15. Control Persons and Principal	Holders of Securities
    Management of the Trust and the
    Funds

16. Investment Advisory and	Management of the Trust and
     Other Services	the Funds; Distributor

17.  Brokerage Allocation	Investment Objectives and
	Management Policies; Distributor

18.  Capital Stock and Other Securities	Investment Objectives and
	Management Policies; Purchase of
	Shares; Redemption of Shares;
	Taxes

19.  Purchase, Redemption and Pricing	Purchase of Shares; Redemption of
of Securities Being Offered  	Shares; Valuation of Shares;
	Distributor; Exchange Privilege

20.  Tax Status	Taxes

21.  Underwriters	Distributor

22.  Calculation of Performance Data	Performance Data

23.  Financial Statements	Financial Statements


SMITH BARNEY INCOME FUNDS

PART A

P R O S P E C T U S
                                                                    SMITH BARNEY

                                                                   Balanced

                                                                       Fund

                                                             August  , 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE


[LOGO] Smith Barney Mutual Funds
       INVESTING FOR YOUR FUTURE.
       EVERY DAY.

PROSPECTUS
                                                            AUGUST  , 1998

Smith Barney Balanced Fund
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  The Smith Barney Balanced Fund (the "Fund") is a diversified fund that seeks current income and long-term capital appreciation. The Fund is one of a number of funds, each having distinct investment objectives and policies, making up the Smith Barney Income Funds (the "Trust"). The Trust is an open-end manage-ment investment company commonly referred to as a mutual fund.

  This Prospectus sets forth concisely certain information about the Fund and the Trust, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference. Shares of other funds offered by the Trust are described in separate prospectuses that may be obtained by calling the Trust at the tele-phone number set forth above or by contacting a Smith Barney Financial Consul-tant.

  Additional information about the Fund and the Trust is contained in a State-ment of Additional Information dated August , 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Trust at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

PROSPECTUS SUMMARY                              3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                           10
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES   15
-------------------------------------------------
VALUATION OF SHARES                            28
-------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES             29
-------------------------------------------------
PURCHASE OF SHARES                             31
-------------------------------------------------
EXCHANGE PRIVILEGE                             40
-------------------------------------------------
REDEMPTION OF SHARES                           43
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           46
-------------------------------------------------
PERFORMANCE                                    46
-------------------------------------------------
MANAGEMENT OF THE TRUST AND THE FUND           47
-------------------------------------------------
DISTRIBUTOR                                    49
-------------------------------------------------
ADDITIONAL INFORMATION                         49
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the Distributor. This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross references in this summary are to headings in this Prospec-tus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end management investment company that seeks current income and long-term capital appreciation by investing in equity and debt securities. The Fund will maintain a target asset allocation of approximately 60% of its total assets in equity securities and 40% of its total assets in fixed-income securities. The Fund may also invest up to 25% of its total assets in below investment grade securities. See "Investment Objec-tive and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of $15,000,000. In addition, a fifth Class, Class Z shares, which is offered pur-suant to a separate prospectus, is offered exclusively to (a) tax-exempt employee benefit and retirement plans of Smith Barney Inc. ("Smith Barney") and its affiliates and (b) unit investment trusts ("UITs") sponsored by Smith Barney and its affiliates. See "Purchase of Shares" and "Redemption of Shares."

  Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 5.00% imposed at the time of purchase and are subject to an annual service fee of 0.25% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Pur-chases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of pur-chase. See "Prospectus Summary--Reduced or No Initial Sales Charge."

  Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 5.00% of redemption proceeds, declining by 1.00% each year after the date of purchase to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.25% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

  Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares--Deferred Sales Charge Alternative."

  Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1%. They are subject to an annual service fee of 0.25% and an annual distribution fee of 0.75% of the average daily net assets of the Class L shares, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. This CDSC may be waived for certain redemptions. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Fund shares, which when combined with current holdings of Class L shares of the Fund equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

  Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

  In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

  Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an investment alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

  Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer-term investment outlooks.

  Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price will be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the pur-chase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares will be lower than those for Class B and Class C shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

  Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the pur-pose of the CDSC on the Class B and Class L shares is the same as that of the initial sales charge on the Class A and L shares.

  See "Purchase of Shares" and "Management of the Trust and the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences among the Classes of shares.

SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS Investors may be eligible to participate in the Smith Barney 401(k) Program, which is generally designed to assist plan sponsors in the creation and operation of retirement plans under
Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), as well as other types of participant-directed, tax-qualified employee benefit plans. Investors may also be eligible to participate in the Smith Barney ExecChoice(TM) Program. Class A and Class C shares are available without a sales charge as investment alternatives under both of these programs. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs."

PURCHASE OF SHARES Shares may be purchased through the Fund's distributor, Smith Barney, a broker that clears securities transactions through Smith Bar-ney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including quali-fied retirement plans and certain other institutional investors, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"). See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account, or $250 for an individual retirement account ("IRA") or a Self-Employed Retirement Plan. Investors in Class Y shares may open an account for an initial investment of $5,000,000. Subsequent investments of at least $50 may be made for all Classes. For participants in retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the minimum subsequent investment requirement for all Classes is $25. The minimum investment require-ments for purchases of Fund shares through the Systematic Investment Plan are described below. There is no minimum investment required in Class A for unitholders who invest distributions from a UIT sponsored by Smith Barney. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial investment require-ment for Class A, Class B and Class L shares and the minimum subsequent invest-ment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Re-demption of Shares."

MANAGEMENT OF THE TRUST AND THE FUND Mutual Management Corp. ("MMC"), formerly known as Smith Barney Mutual Funds Management Inc., serves as the Fund's investment adviser and administrator. MMC provides investment advisory and man-agement services to investment companies affiliated with Smith Barney. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiar-ies, principally in four business segments: Investment Services, including Asset Management, Consumer Finance Services, Life Insurance Services and Prop-erty & Casualty Insurance Services. See "Management of the Trust and the Fund."

EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset value next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Fund is generally quoted daily in the financial section of most newspapers and is also available from Smith Bar-ney Financial Consultants. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid quar-terly and distributions of net realized capital gains, if any, are paid annual-ly. See "Dividends, Distributions and Taxes."

REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and dis-tribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund's investment objective will be achieved. The Fund will be affected by general changes in interest rates which will result in increases or decreases in the market value of the debt securities held by the Fund; the market value of the debt securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates. The Fund may invest up to 25% of its assets in lower-rated fixed-income securities, which securities (a) will likely have some quality and protective characteristics that, in the judgment of a rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accor-dance with the terms of the securities. Certain of the investments held by the Fund and certain of the investment strategies and techniques that the Fund may employ might expose it to certain risks. The investments presenting the Fund with risks are low-rated securities, as described above, foreign securities and non-publicly traded and illiquid securities. The investment strategies and techniques presenting the Fund with risks are entering in repurchase agree-ments, lending portfolio securities, engaging in short sales against the box and entering into transactions involving options and futures contracts. See "Investment Objective and Management Policies."

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Fund's operating expenses for its most recent fiscal year:

  SMITH BARNEY BALANCED FUND        CLASS A CLASS B CLASS L CLASS O**** CLASS Y
------------------------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Maximum sales charge imposed on
      purchases (as a percentage of
      offering price)                  5.00%   None     1%     None      None
    Maximum CDSC (as a percentage of
      original cost or redemption
      proceeds, whichever is lower)    None*   5.00%    1%     1.00%     None
------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
    (as a percentage of average net
    assets)
    Management fees                  0.65%   0.65%   0.65%     0.65%     0.65%
    12b-1 fees**                     0.25    0.75    1.00      0.70      None
    Other expenses***                0.16    0.12     .11      0.12      0.02
------------------------------------------------------------------------------
  TOTAL FUND OPERATING EXPENSES      1.06%   1.52%   1.76%     1.47%     0.67%
------------------------------------------------------------------------------

   * Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.
  ** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class C shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. (the "NASD").

 *** Class L shares "other expenses" have been estimated because no Class L shares were outstanding during the fiscal year ended December 31, 1997.

**** Class O shares were formerly designated Class C shares. Class O shares are available to purchase only by former Class C shareholders. Purchasers of Class O shares will be subject to a 1% sales charge after June 25, 1999.

  Class A shares of the Fund purchased through the Smith Barney AssetOne Pro-gram will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depend-ing on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

  The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares the length of time the shares are held and whether the shares are held through the Smith Barney
401(k) and ExecChoice(TM) Programs. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.25% of the value of aver-age daily net assets of Class A shares. Smith Barney also receives an annual 12b-1 fee of 0.75% of the value of average daily net assets of Class B shares, consisting of a 0.50% distribution fee and a 0.25% service fee. In Class L shares, Smith Barney receives an annual 12b-1 fee of 1.00%% of the value of average daily net assets of this Class, consisting of a 0.75% distribution fee and a 0.25% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Trust and the Fund."

  SMITH BARNEY BALANCED FUND                 1 YEAR 3 YEARS 5 YEARS 10 YEARS*
----------------------------------------------------------------------------
  An investor would pay the following
  expenses on a $1,000 investment, assuming
  (1) 5.00% annual return and (2) redemption
  at the end of each time period:
    Class A                                    $60     $82    $106     $173
    Class B                                     65      78      93      169
    Class L                                     29      58     101      218
    Class O                                     25      46      80      176
    Class Y                                      7      21      37       83
  An investor would pay the following
  expenses on the same investment, assuming
  the same annual return and no redemption:
    Class A                                     60      82     106      173
    Class B                                     15      48      83      169
    Class L                                     19      58     101      218
    Class O                                     15      46      80      176
    Class Y                                      7      21      37       83
----------------------------------------------------------------------------

* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information for each of the years in the three-year period ended July 31, 1997 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated July 31, 1997. The following information for the period ended January 31, 1998 is unaudited. The following information for the fiscal years ended July 31, 1989 through July 31, 1994 has been audited by other independent auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's 1997 Annual Report, which is incorporated by reference into the Statement of Additional Informa-tion.

FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY BALANCED FUND
YEAR ENDED                  1998(1)     1997    1996    1995    1994    1993(2)
---------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
OF YEAR                     $15.53     $14.51  $14.03  $13.28  $15.97   $14.36
------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
 Net investment income        0.37       0.80    0.83    0.85    0.56     0.66
 Net realized and
 unrealized gain (loss) on
  investments                 1.33       1.36    0.47    0.82   (1.92)    1.72
---------------------------------------------------------------------------------
Total Income (Loss) From
Operations                    1.70       2.16    1.30    1.67   (1.36)    2.38
---------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income       (0.41)     (0.82)  (0.82)  (0.82)  (0.83)   (0.64)
 Net realized gains          (0.60)     (0.32)     --   (0.08)  (0.50)   (0.13)
 Capital                        --         --      --   (0.02)     --       --
---------------------------------------------------------------------------------
Total Distributions          (1.01)     (1.14)  (0.82)  (0.92)  (1.33)   (0.77)
---------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                        $16.22     $15.53  $14.51  $14.03  $13.28   $15.97
---------------------------------------------------------------------------------
TOTAL RETURN              11.18%++   15.48%   9.21%  13.24%  (8.99)%  17.01%++
---------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                  $  261     $  248  $  266    $169     $41      $54
---------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                   1.04%+     1.06%   1.04%   1.07%   1.07%    1.07%+
 Net investment income      4.54+      5.29    5.55    6.36    5.54     5.67+
---------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE       24%        45%     58%     36%     28%      37%
---------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER
SHARE PAID ON EQUITY
TRANSACTIONS (3)            $ 0.06     $ 0.06  $ 0.06      --      --       --
---------------------------------------------------------------------------------

(1) For the six months ended January 31, 1998 (unaudited).

(2) For the period from November 6, 1992 (inception date) to July 31, 1993.

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 ++Total return is not annualized as it may not be representative of the total return for the year.
 + Annualized.

FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY BALANCED FUND
YEAR ENDED                  1/31/98(1)  7/31/97  7/31/96  7/31/95  7/31/94   7/31/93  7/31/92(2)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR             $15.52    $14.51   $14.02   $13.28   $15.97    $14.83     $13.95
-------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
 Net investment income          0.34      0.73     0.77     0.78     0.75      0.79       0.35
 Net realized and
  unrealized gain (loss)
  on investments                1.32      1.35     0.47     0.82    (2.19)     1.30       0.89
-------------------------------------------------------------------------------------------------
Total Income (Loss) From
Operations                      1.66      2.08     1.24     1.60    (1.44)     2.09       1.24
-------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income         (0.37)    (0.75)   (0.75)   (0.76)   (0.75)    (0.80)     (0.35)
 Net realized gains            (0.60)    (0.32)      --    (0.08)   (0.50)    (0.15)        --
 Capital                          --        --       --    (0.02)      --        --      (0.01)
-------------------------------------------------------------------------------------------------
Total Distributions            (0.97)    (1.07)   (0.75)   (0.86)   (1.25)    (0.95)     (0.36)
-------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                          $16.21    $15.52   $14.51   $14.02   $13.28    $15.97     $14.83
-------------------------------------------------------------------------------------------------
TOTAL RETURN                   10.95%++  14.88%    8.78%   12.62%   (9.52)%   14.69%      8.98%++
-------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(MILLIONS)                    $  841    $  951   $1,310   $1,573   $1,823    $2,766     $1,721
-------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                       1.51%+    1.52%    1.55%    1.56%    1.54%     1.56%      1.57%+
 Net investment income          4.10+     4.85     5.13     5.82     5.07      5.17       5.78+
-------------------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE           24%       45%      58%      36%      28%       37%        10%
-------------------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER
SHARE PAID ON EQUITY
TRANSACTIONS (3)              $ 0.06    $ 0.06   $ 0.06       --       --        --         --
-------------------------------------------------------------------------------------------------

(1) For the six months ended January 31, 1998 (unaudited).

(2) For the period from March 1, 1992 to July 31, 1992.

(3) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 ++Total return is not annualized as it may not be representative of the total return for the year.
 + Annualized.

FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY BALANCED FUND
YEAR ENDED                               2/28/92  2/28/91  2/28/90  2/28/89(1)
-------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR       $13.21   $12.93   $12.09     $12.00
-------------------------------------------------------------------------------
INCOME (LOSS) FROM OPERATIONS:
 Net investment income                     0.82     0.88     0.87       0.64
 Net realized and unrealized gain (loss)
  on investments                           0.94     0.40     1.08       0.17
-------------------------------------------------------------------------------
Total Income (Loss) From Operations        1.76     1.28     1.95       0.81
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                    (0.84)   (0.90)   (0.90)     (0.57)
 Net realized gains                       (0.15)   (0.10)   (0.21)     (0.15)
 Capital                                  (0.03)      --       --         --
-------------------------------------------------------------------------------
Total Distributions                       (1.02)   (1.00)   (1.11)     (0.72)
-------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR             $13.95   $13.21   $12.93     $12.09
-------------------------------------------------------------------------------
TOTAL RETURN                              13.63%   10.46%   16.34%      6.80%++
-------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (MILLIONS)       $1,275    $ 707    $ 604      $ 416
-------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                                  1.58%    1.65%    1.70%      1.77%+
 Net investment income                     6.04     6.89     6.83       6.99+
-------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                      33%      31%      50%        46%
-------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON
EQUITY TRANSACTIONS (2)                      --       --       --         --
-------------------------------------------------------------------------------

(1) For the period from March 28, 1988 (inception date) to February 28, 1989.
(2) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 ++Total return is not annualized as it may not be representative of the total return for the year.
 + Annualized.

FOR A CLASS O (FORMERLY DESIGNATED CLASS C) SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY BALANCED FUND
YEAR ENDED              1998(1)(2)  1997(2)   1996    1995(3)   1994    1993(4)
-------------------------------------------------------------------------------------
NET ASSET VALUE,
BEGINNING OF YEAR      $15.53     $14.51   $ 14.02   $13.28   $15.97   $15.17
-------------------------------------------------------------------------------------
INCOME (LOSS) FROM
OPERATIONS:
 Net investment income    0.33      0.73      0.77    0.78     0.73     0.35
 Net realized and
  unrealized gain (loss)
  on investments          1.34      1.36      0.47    0.82    (2.17)    0.86
-------------------------------------------------------------------------------------
Total Income (Loss) From
Operations                1.67      2.09      1.24    1.60    (1.44)    1.21
-------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income         (0.38)    (0.75)    (0.75)  (0.76)   (0.75)   (0.39)
 Net realized gains            (0.60)    (0.32)       --   (0.08)   (0.50)   (0.02)
 Capital                          --        --        --   (0.02)      --       --
-------------------------------------------------------------------------------------
Total Distributions            (0.98)    (1.07)    (0.75)  (0.86)   (1.25)   (0.41)
-------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
YEAR                          $16.22    $15.53   $ 14.51  $14.02   $13.28   $15.97
-------------------------------------------------------------------------------------
TOTAL RETURN                   10.97%++  15.01%     8.80%  12.62%   (9.52)%   8.08%++
-------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
(000'S)                       $9,272    $9,381   $11,441  $3,925   $1,894   $  252
-------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
ASSETS:
 Expenses                       1.47%+    1.47%     1.50%   1.51%    1.48%    1.49%+
 Net investment income          4.13+     4.89      5.19    5.77     5.13     5.25+
-------------------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE           24%       45%       58%     36%      28%      37%
-------------------------------------------------------------------------------------
AVERAGE COMMISSIONS PER
SHARE PAID ON EQUITY
TRANSACTIONS(5)               $ 0.06    $ 0.06     $0.06      --       --       --
-------------------------------------------------------------------------------------

(1) For the six months ended January 31, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) On November 7, 1994, the former Class D shares were renamed Class C shares.

(4) For the period from February 4, 1993 (inception date) to July 31, 1993.

(5) As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 ++Total return is not annualized as it may not be representative of the total return for the year.
 + Annualized.

FOR A CLASS Y SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

SMITH BARNEY BALANCED FUND
YEAR ENDED                                    1998(1)(2)   1997    1996(3)
----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $15.56    $ 14.52  $14.88
----------------------------------------------------------------------------
INCOME FROM OPERATIONS:
 Net investment income                            0.38       0.83    0.64
 Net realized and unrealized gain (loss) on
 investment                                       1.31       1.38   (0.29)
----------------------------------------------------------------------------
Total Income From Operations                      1.69       2.21    0.35
----------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
 Net investment income                           (0.43)     (0.85)  (0.71)
 Net realized gains                              (0.60)     (0.32)     --
----------------------------------------------------------------------------
Total Distributions                              (1.03)     (1.17)  (0.71)
----------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                    $16.22    $ 15.56  $14.52
----------------------------------------------------------------------------
TOTAL RETURN                                     11.08%++   15.88%   2.28%++
----------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000S)                  $    1    $24,676  $7,617
----------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:
 Expenses                                         0.68%+     0.67%   0.78%+
 Net investment income                            5.00+      5.58   5.54+
----------------------------------------------------------------------------
PORTFOLIO TURNOVER RATE                             24%        45%     58%
----------------------------------------------------------------------------
AVERAGE COMMISSIONS PER SHARE PAID ON EQUITY
TRANSACTIONS                                    $ 0.06      $0.06   $0.06
----------------------------------------------------------------------------

(1) For the six months ended January 31, 1998 (unaudited).

(2) Per share amounts have been calculated using the monthly average share method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.

(3) For the period from October 9, 1995 (inception date) through July 31,
    1996.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 + Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

 INVESTMENT OBJECTIVE

  The investment objective of the Fund is to provide current income and long-term capital appreciation. The Fund's investment objectives may be changed only with the approval of a majority of the Fund's outstanding shares. There can be no assurance that the Fund will achieve its investment objectives.

 INVESTMENT APPROACH

  The Fund is managed as a balanced fund and invests in equity and debt securi-ties. The Fund will maintain a target asset allocation of approximately 60% of its total assets in equity securities and approximately 40% of its total assets in fixed-income securities. The Fund has the additional flexibility to invest a minimum of 50% and a maximum of 70% of its total assets in equity securities and a minimum of 30% and a maximum of 50% of its total assets in fixed-income securities. The Fund may also invest up to 25% of its total assets in fixed-income securities rated less than investment grade by a nationally recognized statistical rating organization ("NRSRO") such as Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"). Such securities are commonly referred to as "junk bonds."

 EQUITY INVESTMENTS

  With the equity portion of the Fund, MMC seeks to achieve its investment objective by investing in equity securities (consisting of common stocks, pre-ferred stocks, warrants and securities convertible into common stocks) which in the opinion of MMC, are deemed to afford attractive opportunities for capital appreciation and income. The Fund may invest in securities of companies with attractive relative valuations based on underlying assets or earning potential, as well as the securities of companies with favorable growth prospects. In ana-lyzing securities for investment, MMC considers many factors including, but not limited to, historical and future earnings and growth potential, current market valuation, management strategy and economic and financial factors that may affect the price of the securities. Typically, the Fund invests in a broadly diversified portfolio across a wide range of industries consisting of middle to large capitalization companies, though it may on occasion invest in smaller capitalized companies when, in the opinion of MMC, such companies offer attrac-tive capital appreciation opportunities.

 FIXED INCOME INVESTMENTS

  With the fixed-income portion of the Fund, MMC seeks to achieve its invest-ment objective by investing in a diversified portfolio of fixed-income securi-ties that are believed to afford opportunities for income and capital apprecia-tion. Fixed-income securities the Fund will invest in include, obligations of the U.S. government, its agencies and instrumentalities, corporate securities (including bonds, notes, and convertible issues), mortgage backed and asset-backed securities. The fixed-income management strategies will be driven by the shape of the yield curve and yield spread analysis. There are no maturity restrictions on the fixed-income securities in which the Fund invests. Under normal market condi-tions the weighted average portfolio maturity for the fixed-income portfolio will be in the 5 to 15 year range.

  The Fund may also invest up to 25% of its total assets in fixed-income secu-rities rated below investment grade by a NRSRO such as Moody's and S&P. Such securities are commonly referred to as "junk bonds." The Fund may also hold, from time to time, securities rated Caa by Moody's or CCC by S&P or, if unrated or rated by other NRSROs, securities of comparable quality as determined by MMC. While this portion of the securities held by the Fund are expected to pro-vide greater income and possibly, opportunity for greater gain than investments in more highly rated securities, they may be subject to greater risk of loss of income and principal and are more speculative in nature. See "Risk Factors and Special Considerations--Low-Rated Securities."

 INVESTMENT SECURITIES, STRATEGIES AND TECHNIQUES

  The Fund has the ability to engage in a number of specialized investment strategies and techniques designed to enable the Fund to achieve its investment objectives. Included among these strategies are lending its portfolio securi-ties, selling securities "short against the box," writing covered call and secured put options, as well as purchasing options on securities, purchasing and selling interest rate futures contracts, options on futures contracts, stock index put and call options and stock index futures contracts, each of which is discussed below. Certain investment restrictions, including fundamen-tal restrictions as well as restrictions that may be changed without a share-holder vote, adopted by the Trust are described in the Statement of Additional Information.

  U.S. Government Securities. United States government securities are obliga-tions of, or guaranteed by, the United States government, its agencies or instrumentalities ("U.S. government securities"). These include bills, certifi-cates of indebtedness, notes and bonds issued by the United States Treasury or by agencies or instrumentalities of the United States government. Some U.S. government securities, such as Treasury bills and bonds, are supported by the full faith and credit of the United States; others, such as those of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the United States government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities generally do not involve the credit risks associated with other types of interest-bearing secu-rities, although, as a result, the yields available from U.S. government secu-rities are generally lower than the yields available from interest-bearing cor-porate securities.

  Zero Coupon Securities. The Fund may also invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor con-sists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distribu-tions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

  Repurchase Agreements. The Fund may engage in repurchase agreements with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a pos-sible decline in the value of the underlying securities during the period in which the Fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. MMC, acting under the supervision of the Trust's Board of Trustees, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

  Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreement transactions with member banks of the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the Fund, involves a sale by the Fund of securities that it holds concurrently with an agreement by the Fund to repurchase the same securities at an agreed-upon price and date. The Fund typically will invest the proceeds of a reverse repurchase agreement in money market instru-ments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of the proceeds is known as leverage. The Fund will enter into a reverse repurchase agreement for leverage purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Fund also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the Fund's securities is considered to be disadvantageous.

  Forward Roll Transactions. In order to enhance current income, the Fund may enter into forward roll transactions with respect to mortgage-related securi-ties issued by Government National Mortgage Association ("GNMA"), FNMA and Fed-eral Home Loan Mortgage Corporation ("FHLMC"). In a forward roll transaction, the Fund sells a mortgage security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a similar security from the institution and later date at an agreed-upon price. The mortgage secu-rities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the Fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securi-ties sold by the Fund may decline below the repurchase price of those securi-ties. At the time the Fund enters into forward roll transactions, it will place in a segregated account with the Fund's custodian cash, U.S. government securi-ties, equity securities or debt securities of any grade having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by MMC to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. The Fund will subse-quently monitor the account to insure that such equivalent value is maintained.

  When-Issued Securities and Delayed-Delivery Transactions. In order to secure yields or prices deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions delivery of the securi-ties occurs beyond the normal settlement periods, but no payment or delivery is made by the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued delayed-delivery basis, the yields obtained on those securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. The Fund will establish with its custodian a segregated account consisting of cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the Fund's purchase commitments, provided such securities have been determined by MMC to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Trustees. Placing securities rather than cash in the segre-gated account may have a leveraging effect on the Fund's net assets.

  Mortgage-Related Securities. Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-related pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the poli-cies. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certifi-cates are solely the obligations of those entities but are supported by the discretionary authority of the United States government to purchase the agen-cies' obligations. Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certifi-cates that are structured to direct payments on underlying collateral to dif-ferent series or classes of the obligations.

  To the extent that the Fund purchases mortgage-related securities at a pre-mium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. The Fund's yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mort-gage pools, generally will fluctuate in response to market interest rates.

  Asset-Backed Securities. An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement will all effect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, the Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under "Mortgage-Related Securities" with respect to prepayment of a pool of mortgage loans underlying mortgage-related securities, the loans underlying asset-backed secu-rities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

  Lending Portfolio Securities. Consistent with applicable regulatory require-ments, the Fund may lend its portfolio securities to brokers, dealers and other financial organizations. The Fund's loans of securities will be collateralized by cash, letters of credit or U.S. government securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. By lending its securities, the Fund seeks to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as col-lateral.

  Short Sales Against the Box. The Fund may sell its securities short up to 5% of the Fund's net assets. In addition, the Fund may make short sales if at all times when a position is open, the Fund owns the stock or owns preferred stock or debt securities convertible or exchangeable without payment of further con-sideration for, securities of the same issue as the securities sold short. Short sales of this kind are referred to as "against the box." Short sales against the box are used to defer recognition of capital gains or losses.

  Options Activities. The Fund may write (that is, sell) call options ("calls") if the calls are covered throughout the life of the option. A call is covered if the Fund (a) owns the optioned securities, (b) maintains in a segregated account with the Trust's custodian, PNC Bank, National Association ("PNC Bank"), cash, U.S. government securities, equity securities or debt securities of any grade having a value equal to or greater than the Fund's obligations under the call, provided such securities have been determined by MMC to be liq-uid and unencumbered pursuant to guidelines established by the Trustees ("eli-gible segregated assets") or (c) owns an offsetting call option. The aggregate value of the obligations underlying calls on securities which are written by the Fund and covered with cash or other eligible segregated assets, together with the aggregate value of the obligations underlying put options written by the Fund, will not exceed 50% of the Fund's net assets. When the Fund writes a call, it receives a premium and gives the purchaser the right to buy the under-lying security at any time during the call period (usually not more than nine months in the case of common stock or fifteen months in the case of U.S. gov-ernment securities) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price of the underlying security over the exercise price. The Fund may purchase calls on securities. The Fund also may purchase and sell stock index calls which differ from calls on individual secu-rities in that they are settled in cash based on the values of the securities in the underlying index, rather than by delivery of the underlying securities. In writing a call on a stock index, the Fund receives a premium and agrees that during the call period purchasers of a call, upon exercise of the call, will receive an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call. When the Fund buys a call on a stock index, it pays a premium and during the call period the Fund, upon exer-cise of the call, receives an amount of cash if the closing level of the stock index upon which the call is based is greater than the exercise price of the call.

  The Fund may write and purchase put options ("puts"). When the Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When the Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. For the purchase of a put to be profitable, the mar-ket price of the underlying security must decline sufficiently below the exer-cise price to cover the premium and transaction costs, unless the put is sold in a closing sale transaction; otherwise, the purchase of the put effectively increases the cost of the security and thus reduces its yield. The Fund also may purchase and sell stock index puts, which differ from puts on individual securities in that they are settled in cash based on the values of the securi-ties in the underlying index, rather than by delivery of the underlying securi-ties. Purchase of a stock index put is designed to protect against a decline in the value of the Fund's portfolio generally, rather than an individual security in the portfolio. Stock index puts are sold primarily to realize income from the premiums received on the sale of such options. If any put is not exercised or sold, it will become worthless on its expiration date. The Fund will not purchase puts or calls on securities if more than 5% of its assets would be invested in premiums on puts and calls, not including that portion of the pre-mium which reflects the value of the securities owned by the Fund and under-lying a put at the time of purchase.

  The Fund may write puts on securities only if they are "secured." A put is "secured" if the Fund maintains cash or other eligible segregated assets with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price. The aggregate value of the obligations underlying puts written by the Fund, together with the aggregate value of the obligations underlying calls on securities which are written by the Fund and covered with cash, cash equivalents or U.S. government securities, will not exceed 50% of the Fund's net assets. The Fund also may write "straddles," which are combinations of secured puts and covered calls on the same underlying security.

  The Fund will realize a gain (or loss) on a closing purchase transaction with respect to a call or put previously written by the Fund if the premium, plus commis-sion costs, paid to purchase the call or put is less (or greater) than the pre-mium, less commission costs, received on the sale of the call or put. A gain also will be realized if a call or put which the Fund has written lapses unex-ercised, because the Fund would retain the premium. See "Dividends, Distribu-tions and Taxes" below. The Fund will purchase and sell only options which are listed on a national securities exchange and will write options only through a national options clearing organization.

  There can be no assurance that a liquid secondary market will exist at a given time for any particular option. In this regard, trading in options on U.S. government securities is relatively new, so that it is impossible to pre-dict to what extent liquid markets will develop or continue. See the Statement of Additional Information for a further discussion of risks involved in options trading, and particular risks applicable to options trading on U.S. government securities, including GNMA certificates and the characteristics and risks of stock index options transactions.

  Futures Contracts--General. The Fund may not purchase futures contracts or related options if, immediately thereafter, more than 30% of the Fund's total assets would be so invested. In purchasing and selling futures contracts and related options, the Fund will comply with rules and interpretations of the Commodity Futures Trading Commission ("CFTC"), under which the Fund is excluded from regulation as a "commodity pool." CFTC regulations require, among other things, that (a) futures and related options be used solely for bona fide hedg-ing purposes (or that the underlying commodity value of the Fund's long posi-tions not exceed the sum of certain identified liquid investments) and (b) the Fund not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or other eligible segregated assets equal to the market value of futures contracts purchased will be maintained in a segregated account with PNC Bank. The Fund will engage only in futures contracts and related options which are listed on a national commodities exchange.

  Interest Rate Futures Contracts. The Fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated "contracts markets" which, through their clearing corpora-tions, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA certificates and three-month Treasury bills.

  Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if the Fund holds long-term U.S. government securities and MMC anticipates a rise in long-term interest rates, the Fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures con-tracts for the sale of similar long-term securities. If interest rates increased and the value of the Fund's securities declined, the value of the Fund's interest rate futures contracts would increase, thereby protecting the Fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if MMC expects long-term interest rates to decline, the Fund might enter into interest rate futures con-tracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

  The Fund may purchase and sell listed put and call options on interest rate futures contracts. An option on an interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the option period. When an option on a futures contract is exer-cised, delivery of the interest rate futures position is accompanied by cash representing the difference between the current market price of the interest rate futures contract and the exercise price of the option. The Fund may pur-chase put options on interest rate futures contracts in lieu of, and for the same purpose as, sale of a futures contract. It also may purchase such put options in order to hedge a long position in the underlying interest rate futures contract in the same manner as it purchases "protective puts" on secu-rities. The purchase of call options on interest rate futures contracts is intended to serve the same purpose as the actual purchase of the futures con-tract, and the Fund will set aside cash and cash equivalents sufficient to pur-chase the amount of portfolio securities represented by the underlying futures contracts. See "Options Activities" and "Dividends, Distributions and Taxes."

  Stock Index Futures Contracts. The Fund may purchase and sell stock index futures contracts. These transactions, if any, by the Fund will be made solely for the purpose of hedging against the effects of changes in the value of its portfolio securities due to anticipated changes in market conditions and will be made when the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. A stock index futures contract is an agreement under which two parties agree to take or make delivery of the amount of cash based on the difference between the value of a stock index at the beginning and at the end of the contract period. When the Fund enters into a stock index futures contract, it must make an initial deposit, known as "initial margin," as a partial guar-antee of its performance under the contract. As the value of the stock index fluctuates, either party to the contract is required to make additional margin deposits, known as "variation margin," to cover any additional obligation that it may have under the contract. The Fund may not at any time commit more than 5% of its total assets to initial margin deposits on futures contracts.

  Successful use of stock index futures contracts by the Fund is subject to certain special risk considerations. A liquid stock index futures market may not be available when the Fund seeks to offset adverse market movements. In addition, there may be an imperfect correlation between movements in the secu-rities included in the index and movements in the securities in the Fund. Suc-cessful use of stock index futures contracts is further dependent on MMC's ability to predict correctly movements in the direction of the stock markets and no assurance can be given that its judgment in this respect will be cor-rect. Risks in the purchase and sale of stock index futures are further referred to in the Statement of Additional Information.

  Foreign Securities and American Depositary Receipts. The Fund may purchase foreign securities or American Depositary Receipts ("ADRs"). ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States.

  Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These risks include differences in accounting, auditing and financial reporting stan-dards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign secu-rities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor will the issuers thereof be sub-ject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and the foreign company or government issuing them than is available about a domestic company or govern-ment entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

  Non-Publicly Traded and Illiquid Securities. The sale of securities that are not publicly traded is typically restricted under the Federal securities laws. As a result, the Fund may be forced to sell these securities at less than fair market value or may not be able to sell them when MMC believes it desirable to do so. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

  Eurodollar or Yankee Obligations. The Fund may invest in Eurodollar and Yan-kee obligations. Eurodollar bank obligations are dollar denominated debt obli-gations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obliga-tions issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might pre-vent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institu-tions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

  Rule 144A Securities. The Fund may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by "qualified institutional buyers" pursuant to Rule 144A under the 1933 Act. Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The Board of Trustees has adopted guidelines and delegated to MMC the daily function of determining and monitoring liquidity of Rule 144A Securities. However, the Board of Trustees maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in the Fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.

  Real Estate Investment Trust Securities. The Fund may invest in Real Estate Investment Trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of the REIT is affected by changes in the value of the properties owned by the REIT or security mortgage loans held by the REIT. REITs are dependent upon cash flow from its investments to repay financing costs and the ability of the REIT manager. REITs are also subject to risks generally associated with investments in real estate.

 RISK FACTORS AND SPECIAL CONSIDERATIONS

  Investment in the Fund involves special considerations, such as those described below:

  General. Investment in the Fund may involve above-average risk of loss because of, among other things, the Fund's use of strategies and techniques that may be considered to be speculative. The strategy followed by the Fund and certain of the strategies and techniques used by the Fund depend on fore-casts made by MMC that may or may not prove to be correct.

  Low-Rated Securities. Low-rated and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the securities.

  While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain low-rated and compa-rable unrated securities also tend to be more sensitive to individual corpo-rate developments and changes in economic conditions than higher-rated securi-ties. In addition, low-rated securities and comparable unrated securities gen-erally present a higher degree of credit risk. Issuers of low-rated and compa-rable unrated securities are often highly leveraged and may not have more tra-ditional methods of financing available to them so that their ability to serv-ice their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and compa-rable unrated securities generally are unsecured and frequently are subordi-nated to the prior payment of senior indebtedness. The Fund may incur addi-tional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. The exist-ence of limited markets for low-rated and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for pur-poses of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets.

  Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yield-ing security, thus resulting in a decreased return to the Fund.

  The market for certain low-rated and comparable unrated securities is rela-tively new and has not fully weathered a major economic recession. Any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.



  Interest Rate Risk. The Fund will be affected by general changes in interest rates which will result in increases or decreases in the market value of the debt securities held by the Fund. The market value of the debt securities held by the Fund can be expected to vary inversely to changes in prevailing interest rates.

  Options on Securities. Because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying put options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

  No assurance can be given that the Fund will be able to effect closing trans-actions at a time when it wishes to do so. If the Fund cannot enter into a closing transaction, the Fund will continue to be subject to the risk that a put option it has purchased will decline in value or become worthless as a result of any increase in the value of the underlying security. The Fund also could face higher transaction costs, including brokerage commissions.

  Lending of Portfolio Securities. The risk associated with lending portfolio securities, as with other extensions of credit, consists of possible loss of rights in the collateral should the borrower fail financially.

  Short Sales. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

  Futures Transactions. The use of futures contracts as a hedging device involves several risks. No assurance can be given that a correlation will exist between price movements in the stock index and price movements in the securi-ties that are the subject of the hedge; the risk of imperfect correlation increases as the composition of the securities held by the Fund diverges from the securities included in the applicable stock index. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange) and no secondary market exists for those contracts. In addition, although the Fund intends to enter into futures con-tracts only if an active market exists for the contracts, no assurance can be given that an active market will exist for the contracts at any particular time. Certain exchanges do not permit trading in particular contracts at prices that represent a fluctuation in price during a single day's trading beyond a certain set limit. If prices fluctuate during a single day's trading beyond those lim- its, the Fund could be prevented from promptly liquidating unfavor-able positions and thus be subjected to losses. Losses incurred in hedging transactions and the costs of these transactions will affect the Fund's performance. Successful use of stock index futures by the Fund for hedging purposes is subject to the abil-ity of MMC to correctly predict movements in the direction of the stock market.

  Year 2000. The investment management services provided to the Fund by MMC and the services provided to shareholders by Smith Barney, the Fund's Distributor, depend on the smooth functioning of their computer systems. Many computer soft-ware systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. MMC and Smith Barney have advised the Fund that they have been reviewing all of their com-puter systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, MMC has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assur-ance that MMC, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

 PORTFOLIO TRANSACTIONS

  Securities and commodities transactions on behalf of the Fund will be exe-cuted by a number of brokers and dealers, including Smith Barney and certain of its affiliated brokers. The Fund may use Smith Barney or a Smith Barney-affiliated broker in connection with a purchase or sale of securities when MMC believes that the charge for the transaction does not exceed usual and custom-ary levels. The Fund also may use Smith Barney as a commodities broker in con-nection with entering into futures contracts and commodity options. Smith Bar-ney has agreed to charge the Fund commodity commissions at rates comparable to those charged by Smith Barney to its most favored clients for comparable trades in comparable accounts. In selecting a broker for a transaction, including Smith Barney or its affiliates, the primary consideration is prompt and effec-tive execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for research, statistical or other serv-ices to enable MMC to supplement its own research and analysis with the views and information of other securities firms.

VALUATION OF SHARES



  The Fund's net asset value per share is determined as of the close of regular trading on the NYSE on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of the Class outstanding.

  Generally, the Fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the Trust's Board of Trustees. Portfo-lio securities which are traded primarily on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. A security that is traded primarily on an exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Trustees determine that amortized cost reflects fair value of those investments. An option generally is valued at the last sale price or, in the absence of the last sale price, the last offer price. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the stock index futures contract is being valued. A settlement price may not be used if the market makes a limited move with respect to a par-ticular commodity or if the underlying securities market experiences signifi-cant price fluctuations after the determination of the settlement price. In such event, the futures contract will be valued at a fair market price to be determined by or under the direction of the Board of Trustees. Further informa-tion regarding the Trust's valuation policies with respect to the Fund is con-tained in the Statement of Additional Information.

DIVIDENDS, DISTRIBUTIONS AND TAXES


 DIVIDENDS AND DISTRIBUTIONS

  The Fund will be treated separately from the Trust's other funds in determin-ing the amounts of dividends from investment income and distributions of capi-tal gains payable to shareholders.

  If a shareholder does not otherwise instruct, dividends and capital gain dis-tributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC. Dividends from net investment income, if any, of the Fund will be declared and paid quarterly. Distributions of any net long-term capital gains earned by the Fund will be made annually after the close of the fiscal year in which they are earned. Dis-tributions of short-term capital gains may be paid more frequently with divi-dends from net investment income. In order to avoid the application of a 4% nondeductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gains, the Fund may make such additional distributions as may be necessary to avoid the application of this tax.

  If, for any full fiscal year, the Fund's total distributions exceed net investment income and net realized capital gains, the excess distributions gen-erally will be treated as a tax-free return of capital (up to the amount of the shareholder's tax basis in his or her shares). The amount treated as a tax-free return of capital will reduce a shareholder's adjusted basis in his or her shares. Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act") and other applicable laws, a notice will accompany any distribution paid from sources other than net investment income. In the event the Fund distributes amounts in excess of its net investment income and net realized capital gains, such distributions may have the effect of decreasing the Fund's total assets, which may increase the Fund's expense ratio.

  The per share dividends on Class B and Class L shares may be lower than the per share dividends on Class A and Y shares principally as a result of the dis-tribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the Fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applica-ble to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

 TAXES

  The Fund will be treated as a separate taxpayer with the result that, for Federal income tax purposes, the amount of investment income and capital gains earned by the Fund will be determined without regard to the earnings of the other funds of the Trust. The Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under the Code. To meet those requirements, the Fund may need to restrict the degree to which it engages in short-term trading, short sales of securities and transactions in options. If the Fund qualifies as a regulated investment company and meets cer-tain distribution requirements, the Fund will not be subject to Federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

  Dividends paid by the Fund from investment income and distributions of short-term capital gain will be taxable to shareholders as ordinary income for Fed-eral income tax purposes, whether received in cash or reinvested in additional shares. Distributions of long-term capital gain will be taxable to shareholders as long-term capital gain, whether paid in cash or reinvested in additional shares, and regardless of the length of time the investor has held his or her shares of the Fund. Generally, dividends of investment income (to the extent derived from most types of dividends from domestic corporations) from the Fund will qualify for the Federal divi-dends-received deduction for corporate shareholders. Each shareholder of the Fund will receive a statement annually from the Trust, which will set forth separately the aggregate dollar amount of dividends and capital gains distrib-uted to the shareholder by the Fund with respect to the prior calendar year and the portions of the distributions that qualify for the dividends-received deduction or the 20% maximum capital gains tax rate for individuals.

  Shareholders should consult their tax advisers about the status of the Fund's dividends and distributions for Federal, state and local tax liabili-ties.

PURCHASE OF SHARES


 GENERAL

  The Fund offers five Classes of shares. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class L shares are sold at net asset value plus an initial sales charge of 1% and are subject to a 1% CDSC if Class L shares are redeemed within 12 months of purchase. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares by the Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Class Z shares are offered without a sales charge, CDSC, or service or distribution fee, exclu-sively to: (a) tax-exempt employee benefit and retirement plans of Smith Bar-ney and its affiliates and (b) certain UITs sponsored by Smith Barney and its affiliates. Investors meeting either of these criteria who are interested in acquiring Class Z shares should contact a Smith Barney Financial Consultant for a Class Z Prospectus. See "Prospectus Summary--Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

  Purchases of Fund shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the sell-ing group, except for investors purchasing shares of the Fund through a quali-fied retirement plan who may do so directly through First Data. When purchas-ing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Smith Barney and other broker-dealers may charge their customers an annual account maintenance fee in con-nection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

  Investors in Class A, Class B and Class L shares may open an account by mak-ing an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the Fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent invest-ments of at least $50 may be made for all Classes. For participants in retire-ment plans qualified under Section 403(b)(7) or Section 401(a) of the Code, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes in the Fund is $25. For shareholders purchasing shares of the Fund through the Systematic Invest-ment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the minimum subsequent investment for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the minimum subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiar-ies, including Smith Barney, Trustees of the Trust and their spouses and chil-dren and unitholders who invest distributions from a UIT sponsored by Smith Barney. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a share-holder's written request to First Data.

  Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day. Orders received by dealers or Introducing Brokers prior to the close of regular trad-ing on the NYSE on any day the Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business (the "trade date"). For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Fund shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institu-tion indicated by the shareholder to provide systematic additions to the share-holder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Bar-ney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

 INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

  The sales charges applicable to purchases of Class A shares of the Fund are as follows:

                                  SALES CHARGE
                         ------------------------------
                                                              DEALERS
                              % OF           % OF       REALLOWANCE AS % OF
  AMOUNT OF INVESTMENT   OFFERING PRICE AMOUNT INVESTED   OFFERING PRICE
---------------------------------------------------------------------------
  Less than $25,000           5.00%          5.26%             4.50%
  $ 25,000 - $ 49,999         4.00%          4.21%             3.60%
  $ 50,000 - $ 99,999         3.50%          3.63%             3.15%
  $100,000 - $249,999         3.00%          3.09%             2.70%
  $250,000 - $499,999         2.00%          2.04%             1.80%
  $500,000 and more            *               *                 *
---------------------------------------------------------------------------

* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

  Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act.

  The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family or a trustee or other fiduciary of a single trust estate or single fiduciary account.

 INITIAL SALES CHARGE WAIVERS

  Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Travelers and its subsidiaries and of the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for invest-ment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was spon-sored by the Financial Consultant's prior employer, (ii) was sold to the cli-ent by the Financial Consultant and (iii) was subject to a sales charge;

(d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) investments of distributions from a UIT spon-sored by Smith Barney, (g) direct rollovers by plan participants of distribu-tions from a 401(k) plan offered to employees of Travelers or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (h) purchases by separate accounts used to fund certain unregistered variable annuity contracts;
(i) purchases by investors participating in a Smith Barney fee-based arrange-ment; and (j) purchases of Class A shares of the Fund by Section 403(b) or Sec-tion 401(a) or (k) accounts associated with Copeland Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient informa-tion at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

 RIGHT OF ACCUMULATION

  Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregat-ing the dollar amount of the new purchase and the total asset value of all Class A shares of the Fund and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

 GROUP PURCHASES

  Upon completion of certain automated systems, a reduced sales charge or pur-chase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative--Class A Shares" and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eli-gible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meet-ing certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions, IRAs or investments pursuant to retire-ment plans under Sections 401 or 408 of the Code. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fidu-ciary accounts under such conditions that Smith Barney will realize economies of sales efforts and sales-related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggre-gate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide suf-ficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

 LETTER OF INTENT

  Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter of Intent when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Fund and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please con-tact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

  Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the same Fund within 13 months from the date of the Letter of Intent. If a total investment of

$15,000,000 is not made within the 13-month period, all Class Y shares pur-chased to date will be transferred to Class A shares, where they will be sub-ject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a CDSC of 1.00%. The Fund expects that such transfer will not be subject to Federal income taxes. Please contact a Smith Barney Financial Consultant or First Data for further information.

 DEFERRED SALES CHARGE ALTERNATIVES

  "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

  Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets; (b) reinvestment of dividends or capital gain distributions;
(c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

  Class L shares and Class A shares that are CDSC shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the proceeding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See "Purchase of Shares--Smith Barney 401(k) and ExecChoice(TM) Programs.

      YEAR SINCE PURCHASE
      PAYMENT WAS MADE      CDSC
---------------------------------
      First                 5.00%
      Second                4.00%
      Third                 3.00%
      Fourth                2.00%
      Fifth                 1.00%
      Sixth and thereafter  0.00%
---------------------------------

  Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There also will be converted at that time such pro-portion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend shares) owned by the shareholder. See "Prospectus Summary--Alternative Purchase Arrangements--Class B Shares Conversion Feature."

  The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other applicable Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount real-ized on redemption. The amount of any CDSC will be paid to Smith Barney.

  To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired five addi-tional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

 WAIVERS OF CDSC

  The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a share-holder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, rein-vest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

 SMITH BARNEY 401(K) AND EXECCHOICE(TM) PROGRAMS

  Investors may be eligible to participate in the Smith Barney 401(k) Program or the Smith Barney ExecChoice(TM) Program. To the extent applicable, the same terms and conditions, which are outlined below are offered to all plans partic-ipating ("Participating Plans") in these Programs.

  The Fund offers to Participating Plans Class A and Class L shares as invest-ment alternatives under the Smith Barney 401(k) and ExecChoice(TM) Programs. Class A and Class L shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class L shares acquired by other investors; however, they are not subject to any initial sales charge or CDSC. Once a Participating Plan has made an initial investment in the Fund, all of its subsequent investments in the Fund must be in the same Class of shares, except as otherwise described below.

  Class A Shares. Class A shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney Mutual Funds.

  Class L Shares. Class C shares of the Fund are offered without any sales charge or CDSC to any Participating Plan that purchases less than $1,000,000 of Class C shares of one or more funds of the Smith Barney Mutual Funds.

  401(k) and ExecChoice(TM) Plans Opened On or After June 21, 1996. If at the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program or the Smith Barney ExecChoice (TM) Program, a Par-ticipating Plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. For Participating Plans that were originally established through a Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened. Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

  401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Par-ticipating Plan enrolled in the Smith Barney 401(k) Program, if a Participating Plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the Fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

  Any Participating Plan in the Smith Barney 401(k) or ExecChoice(TM) Programs, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of a Fund, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) or ExecChoice(TM) Programs. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating Plan will not be eligible to acquire additional Class L shares of the Fund but instead may acquire Class A shares of the Fund. Any Class L shares not converted will continue to be sub-ject to the distribution fee.

  Participating Plan wishing to acquire shares of the Fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoice (TM) Program must purchase such shares directly from First Data. For further information regarding these Programs, investors should contact a Smith Barney Financial Consultant.

  Existing 401(k) Plans Investing Class B Shares. Class B shares of the Fund are not available for purchase by Participating Plans opened on or after June 21, 1996, but may continue to be purchased by any Participating Plan opened prior to such date and originally investing in such Class. Class B shares acquired are subject to a CDSC of 3.00% of redemption proceeds, if the Partici-pating Plan terminates within eight years of the date the Participating Plan first enrolled in the Smith Barney 401(k) Program.

  At the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney 401(k) Program, the Participating Plan will be offered the opportunity to exchange all of its Class B shares for Class A shares of the Fund. Such Plans will be notified of the pending exchange in writing approxi-mately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once the exchange has occurred, a Participating Plan will not be eligible to acquire additional Class B shares of the Fund but instead may acquire Class A shares of the Fund. If the Participating Plan elects not to exchange all of its Class B shares at that time, each Class B share held by the Participating Plan will have the same conversion feature as Class B shares held by other investors. See "Purchase of Shares--Deferred Sales Charge Alternatives".

  No CDSC is imposed on redemptions of Class B shares to the extent that the net asset value of the shares redeemed does not exceed the current net asset value of the shares purchased through reinvestment of dividends or capital gain distributions, plus the current net asset value of Class B shares purchased more than eight years prior to the redemption, plus increases in the net asset value of the shareholder's Class B shares above the purchase payments made dur-ing the preceding eight years. Whether or not the CDSC applies to the redemp-tion by a Participating Plan depends on the number of years since the Partici-pating Plan first became enrolled in the Smith Barney 401(k) Program, unlike the applicability of the CDSC to redemptions by other shareholders, which depends on the number of years since those shareholders made the purchase pay-ment from which the amount is being redeemed.

  The CDSC will be waived on redemptions of Class B shares in connection with lump-sum or other distributions made by a Participating Plan as a result of:
(a) the retirement of an employee in the Participating Plan; (b) the termina-tion of employment of an employee in the Participating Plan; (c) the death or disability of an employee in the Participating Plan; (d) the attainment of age 59 1/2 by an employee in the Participating Plan; (e) hardship of an employee in the Participating Plan to the extent permitted under Section 401(k) of the Code; or (f) redemptions of shares in connection with a loan made by the Par-ticipating Plan to an employee.

EXCHANGE PRIVILEGE

  Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

 FUND NAME
--------------------------------------------------------------------------------
  Growth Funds

  Concert Peachtree Growth Fund
  Concert Social Awareness Fund
  Smith Barney Aggressive Growth Fund Inc.
  Smith Barney Appreciation Fund Inc.
  Smith Barney Contrarian Fund
  Smith Barney Convertible Fund
  Smith Barney Fundamental Value Fund Inc.
  Smith Barney Funds, Inc.--Large Cap Value Fund
  Smith Barney Large Cap Blend Fund
  Smith Barney Large Capitalization Growth Fund
  Smith Barney Natural Resources Fund Inc.
  Smith Barney Premium Total Return Fund
  Smith Barney Small Cap Blend Fund, Inc.
  Smith Barney Special Equities Fund

  Taxable Fixed-Income Funds
  *Smith Barney Adjustable Rate Government Income Fund
  Smith Barney Diversified Strategic Income Fund

  +Smith Barney Funds, Inc.--Short-Term U.S. Treasury Securities Fund

  Smith Barney Funds, Inc.--U.S. Government Securities Fund
  Smith Barney Government Securities Fund
  Smith Barney High Income Fund
  Smith Barney Investment Grade Bond Fund
  Smith Barney Managed Governments Fund Inc.

  Smith Barney Total Return Bond Fund

  Tax-Exempt Funds
  Smith Barney Arizona Municipals Fund Inc.
  Smith Barney California Municipals Fund Inc.
  **Smith Barney Intermediate Maturity California Municipals Fund
  **Smith Barney Intermediate Maturity New York Municipals Fund
  Smith Barney Managed Municipals Fund Inc.
  Smith Barney Massachusetts Municipals Fund
  Smith Barney Municipal High Income Fund
  Smith Barney Muni Funds--Florida Portfolio
  Smith Barney Muni Funds--Georgia Portfolio
  **Smith Barney Muni Funds--Limited Term Portfolio
  Smith Barney Muni Funds--National Portfolio
  Smith Barney Muni Funds--New York Portfolio
  Smith Barney Muni Funds--Pennsylvania Portfolio
  Smith Barney New Jersey Municipals Fund Inc.
  Smith Barney Oregon Municipals Fund

  Global-International Funds

  Smith Barney Hansberger Global Small Cap Value Fund

  Smith Barney Hansberger Global Value Fund
  Smith Barney World Funds, Inc.--Emerging Markets Portfolio
  Smith Barney World Funds, Inc.--European Portfolio

  Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio
  Smith Barney World Funds, Inc.--Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.
  Smith Barney Concert Allocation Series Inc.--Balanced Portfolio
  Smith Barney Concert Allocation Series Inc.--Conservative Portfolio

  Smith Barney Concert Allocation Series Inc.--Global Portfolio Smith Barney Concert Allocation Series Inc.--Growth Portfolio Smith Barney Concert Allocation Series Inc.--High Growth Portfolio Smith Barney Concert Allocation Series Inc.--Income Portfolio

  Money Market Funds
  ++Smith Barney Exchange Reserve Fund
  +++Smith Barney Money Funds, Inc.--Cash Portfolio
  +++Smith Barney Money Funds, Inc.--Government Portfolio
  ***Smith Barney Money Funds, Inc.--Retirement Portfolio
  +Smith Barney Municipal Money Market Fund, Inc.
  +Smith Barney Muni Funds--California Money Market Portfolio
  +Smith Barney Muni Funds--New York Money Market Portfolio
-------------------------------------------------------------------------------
  * Available for exchange with Class A and Class B shares of the Fund. In addition, shareholders who own Class C shares of the Fund through the Smith Barney 401(k) Program may exchange those shares for Class C shares of this fund.
 ** Available for exchange with Class A, Class C and Class Y shares of the
    Fund.
*** Available for exchange with Class A shares of the Fund.
  + Available for exchange with Class A and Class Y shares of the Fund.
 ++ Available for exchange with Class B and Class C shares of the Fund.
+++ Available for exchange with Class A and Class Y shares of the Fund. In addition, Participating Plans opened prior to June 21, 1996 and investing in Class C shares may exchange Fund shares for Class C shares of this fund.

  Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

  Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.

  Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without impo-sition of any charge.

  Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. MMC may deter-mine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by a share-holder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to main-tain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures dis-cussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the reg-istration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

REDEMPTION OF SHARES


  The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  If a shareholder holds shares in more than one Class, any request for redemp-tion must specify the Class being redeemed. In the event of a failure to spec-ify which Class, or if the investor owns fewer shares of the Class than speci-fied, the redemption request will be delayed until First Data receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper ten-der, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circum-stances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's bene-fit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

  Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Finan-cial Consultant, Introducing Broker or dealer in the selling group or by sub-mitting a written request for redemption to:

  Smith Barney Balanced Fund

  Class A, B, L, O or Y (please specify)
  c/o First Data Investor Services Group, Inc.
  P.O. Box 5128
  Westborough, Massachusetts 01581-5128

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guar-antor institution such as a domestic bank, savings and loan institution, domes-tic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an invest-or's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

 AUTOMATIC CASH WITHDRAWAL PLAN

  The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. Retirement plan accounts are eligible for automatic cash withdrawal plans only where the share-holder is eligible to receive qualified distributions and has an account value of at least $5,000. The withdrawal plan will be carried over on exchanges between funds or Classes of the

Fund. Any applicable CDSC will not be waived on amounts withdrawn by a share-holder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

  Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guaran-tee, that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial invest-ment in the Fund.

  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 5:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must com-plete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 5:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

  Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions com-municated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size. The Fund, howev-er, will not redeem shares based solely on market reductions in net asset val-ue. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

PERFORMANCE


 YIELD

  From time to time, the Fund advertises the 30-day "yield" of each Class of shares. The Fund's yield refers to the income generated by an investment in those shares over the 30-day period identified in the advertisement and is com-puted by dividing the net investment income per share earned by the Class dur-ing the period by the maximum offering price per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

 TOTAL RETURN

  From time to time the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value or the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the com-position of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

MANAGEMENT OF THE TRUST AND THE FUND


 BOARD OF TRUSTEES

  Overall responsibility for management and supervision of the Fund rests with the Trust's Board of Trustees. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Trust and the Fund, including agreements with the Fund's distributor, investment adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund's investment adviser and administrator. The Statement of Additional Information contains background information regarding each Trustee and executive officer of the Trust.

 INVESTMENT ADVISER

  MMC, located at 388 Greenwich Street, New York, New York 10013, serves as the Fund's investment adviser. (MMC is a wholly owned subsidiary of Holdings). MMC (through predecessor entities) has been in the investment counseling business since 1934 and is a registered investment adviser. MMC renders investment advice to investment companies that had aggregate assets under management as of April 30, 1998 in excess of $99 billion.

  Subject to the supervision and direction of the Fund's Board of Trustees, MMC manages the Fund's portfolio in accordance with the Fund's investment objective and policies, makes investment decisions for the Fund, places orders to pur-chase and sell securities and employs professional portfolio managers and secu-rities analysts who provide research services to the Fund. For investment advi-sory services rendered to the Fund, the Fund pays MMC a fee at the annual rate of 0.45% of the value of the Fund's average daily net assets.

 PORTFOLIO MANAGEMENT

  The equity portion of the Fund will be managed by Jack Levande and Chad Graves. Mr. Levande, a Managing Director of Smith Barney, has been responsible for making all investment decisions since the Fund commenced operations in 1988. Mr. Graves is also a Managing Director of Smith Barney.

  The fixed-income portion of the Fund will be managed by James Conroy and John Bianchi. Both Mr. Conroy and Mr. Bianchi are Managing Directors of Smith Bar-ney. Prior to joining Smith Barney in 1993, both Mr. Conroy and Mr. Bianchi were Managing Directors of Shearson Lehman Advisors.

  Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended July 31, 1997 is included in the Annual Report dated July 31, 1997. A copy of the Annual Report may be obtained upon request without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

  On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also sub-ject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, MMC does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.

 ADMINISTRATOR

  MMC also serves as the Fund's administrator and oversees all aspects of the Fund's administration. For administration services rendered to the Fund, the Fund pays MMC a fee at the annual rate of 0.20% of the value of the Fund's average daily net assets.

DISTRIBUTOR

  Smith Barney is located at 388 Greenwich Street, New York, New York 10013. Smith Barney distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid an annual service fee with respect to Class A, Class B and Class L shares of the Fund at the annual rate of 0.25% of the average daily net assets of the respective Class. Smith Barney is also paid an annual distribution fee with respect to Class B and Class L shares at the annual rate of 0.50% and 0.75%, respectively, of the average daily net assets attributable to these Classes. Class B shares that automatically convert to Class A shares eight years after the date of original purchase will no longer be subject to distribution fees. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses pri-marily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to poten-tial investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribu-tion of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

  The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a con-tinuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.

  Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Trust's Board of Trust-ees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

ADDITIONAL INFORMATION

  The Trust was organized on March 12, 1985 under the laws of the Commonwealth of Massachusetts and is an entity commonly known as a "Massachusetts business trust." The Trust offers shares of beneficial interest of separate series hav-ing a $.001 per share par value. Shares of beneficial interest of the Fund are currently classified into five Classes: A, B, L, Y and Z.

  Each Class of Fund shares represents identical interests in the Fund's investment portfolio. As such, they have the same rights, privileges and pref-erences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees, if any, borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Trust's Board of Trustees does not antici-pate that there will be any conflicts among the interests of the holders of the different Classes. The Trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

  When matters are submitted for shareholder vote, shareholders of each Class of each fund will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Shares of the Trust will be voted generally on a Trust-wide basis on all matters, except mat-ters affecting the interests of one Fund or one Class of shares.

  The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. The Trustees will call a meeting for any purpose for voting on the written request of shareholders holding at least 10% of the Fund's outstanding shares and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act.

  PNC Bank, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Trust's investments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Trust's transfer agent.

  The Fund sends its shareholders a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Trust plans to consolidate the mailing of the Fund's semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Smith Barney Financial Consultants or the Fund's transfer agent.

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


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


                                              SMITH BARNEY
                                              ----------------------------------
                                              A Member of TravelersGroup [LOGO]


                                                 SMITH BARNEY BALANCED FUND

                                                           388 Greenwich Street
                                                       New York, New York 10013

                                                               FD 0229 8/98



The Prospectuses of the Convertible Fund, Diversified Strategic Income Fund, Exchange Reserve Fund, High Income Fund, Municipal High Income Fund, which are part of the series of the Smith Barney Income Funds, filed on November 25, 1997 with Post-Effective Amendment No. 47 to the Fund's Registration Statement on form N-1A (Accession No. 0000091155-97-000516) is incorporated by reference in its entirety.

The Prospectus of the Premium Total Return Fund, a Series of the Smith Barney Income Funds, filed on April 24, 1998 with
Post-Effective Amendment No. 48 to the Fund's Registration Statement on form N-1A (Accession No. 0000091155-98-000282) is incorporated by reference in its entirety.


SMITH BARNEY INCOME FUNDS

Part B

The Statement of Additional Information filed on November 25, 1997 with Post-Effective Amendment No. 47 to the Fund's Registration
Statement on form N-1A (Accession No. 0000091155-97-000516) is incorporated by reference in its entirety.

The Statement of Additional Information of the Premium Total
Return Fund, a Series of the Smith Barney Income Funds, filed on April 24, 1998 with Post-Effective Amendment No. 48 to the Fund's Registration Statement on form N-1A (Accession No.
0000091155-98-000282) is incorporated by reference in its entirety.


SMITH BARNEY INCOME FUNDS

PART C

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements:

Included in Part A:

Financial Highlights

	Included in Part B:

The Registrant's Annual Reports for the fiscal year ended July 31, 1997 and the Report of Independent Auditors dated September 15, 1997 are incorporated by reference to the Definitive 30b2-1 filed on September 30, 1997 as Accession #0000091155-97-000435.

The Registrant's Semi-Annual Reports for the period ended January
31, 1998 are incorporated by reference to the Definitive 30b2-1 filed on April 14, 1998 as Accession #0000091155-98-000263

The Registrant's Annual Report (Smith Barney Premium Total Return Fund) for the fiscal year ended December 31, 1997 and the Report of Independent Auditors dated February 10, 1998 are incorporated by reference to the Definitive 30b2-1 filed on March 26, 1998 as Accession #0000091155-98-000200.


Included in Part C:

(b)	Exhibits:

All references are to the Registrant's registration statement on Form N-1A (the "Registration Statement") as filed with the
Securities and Exchange Commission (the "SEC") on March 13, 1985
(File Nos. 2-96408 and 811-4254).

(1)	Registrant's First Amended and Restated Master Trust
Agreement dated November 5, 1993 and Amendment No. 1 to the Master Trust Agreement dated July 30, 1993 are incorporated by reference to Post-Effective Amendment No.
36.

(2)	Registrant's By-Laws are incorporated by reference to the
Registration Statement.

(3)	Not Applicable.

(4)	Registrant's form of stock certificate for Smith Barney
Total Return Bond Fund Class A, Class B, Class C and Class
Y shares of beneficial interest is filed herewith.

(5)(a)    Transfer of Investment Advisory Agreements between the
Registrant and Smith Barney Mutual Funds Management with respect to Smith Barney Diversified Strategic Income Fund,
Smith Barney Utilities Fund, Smith Barney Convertible
Securities Fund, Smith Barney High Income Fund, Smith
Barney Tax-Exempt Income Fund and Smith Barney Exchange
Reserve Fund are incorporated by reference to Post-
Effective Amendment No. 40.

(b)	Investment Advisory Agreement between Registrant and Smith
Barney Strategy Advisers Inc. with respect to Smith Barney
Premium Total Return Fund is incorporated by reference to Post-Effective Amendment No. 41 to the Registration
Statement.


(c)	Form of Investment Management Agreement between Registrant
and Mutual Management Corp. with respect to Smith Barney
Total Return Bond Fund is filed herewith.


(d)	Sub-Investment Advisory Agreement among the Registrant,
Smith Barney Strategy Advisers, Inc. and Boston Partners
Asset Management, L.P. with respect to Smith Barney Premium
Total Return Fund is incorporated by reference to Post-
Effective Amendment No. 41 to the Registration Statement.

(e)	Sub-Investment Advisory Agreement between the Registrant
and Smith Barney Global Capital Management Inc. with respect to Smith Barney Diversified Strategic Income Fund is incorporated by reference to Post-Effective Amendment
No. 40.

(6)(a)	Distribution Agreement between the Registrant and Smith
Barney Inc. is incorporated by reference to the Post-
Effective Amendment No. 40.

(b)	Distribution Agreement between the Registrant and PFS
Distributors, Inc. is incorporated by reference to Post-
Effective Amendment No. 43 to the Registration Statement.

(7)	Not Applicable.

(8)(a)	Custodian Agreement between the Registrant and PNC Bank,
National Association ("PNC Bank") is incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement.

(b)	A form of Custodian Agreement between the Registrant and
Chase Manhattan Bank is incorporated by reference to Post-
Effective Amendment No. 43 to the Registration Statement.

(9)(a)	Administration Agreement between the Registrant and MMC is
incorporated by reference to Post-Effective Amendment No.
40.

(b)	Transfer Agency and Registrar Agreement between the
Registrant and First Data Investor Services Group, Inc.,
(formerly The Shareholder Services Group, Inc.) is incorporated by reference to Post-Effective Amendment No.
40 to the Registration Statement.

(10)	Opinion of Counsel was filed with Registrant's 24f-2
Notice on February 25, 1997 as accession number
0000091155-97-000095.

(11)	Not applicable.

(12)	Not applicable.

(13)	Not applicable.

(14)	Not applicable.

(15)(a)	Services and Distribution Plans pursuant to Rule
12b-1 between the Registrant on behalf of Smith Barney
Diversified Strategic Income Fund, Smith Barney Utilities
Fund, Smith Barney Convertible Securities Fund, Smith
Barney High Income Fund, Smith Barney Premium Total Return
Fund, Smith Barney Tax-Exempt Income Fund and Smith Barney
Exchange Reserve Fund are incorporated by reference to Post-Effective Amendment No. 40.

(16)	Performance Data for Registrant is incorporated by
reference to Post-Effective Amendments No. 14, 15 and 30 to the Registration Statement filed on September 30, 1988,
December 30, 1988 and January 29, 1992, respectively.

(17)	Not applicable.

(18)	Plan pursuant to Rule 18f-3 is incorporated by reference
to Post-Effective Amendment No. 41 to the Registration
Statement.

Item 25.  Persons Controlled by or Under Common Control with
Registrant

None.

Item 26.  Number of Holders of Securities


(1) Title of Class			(2) 	Number of Record Holders
			 			by Class as of June 8, 1998

Beneficial Interest par value
$.001 per share


Fund		Class A	Class B	Class C	Class Y	Class Z

Balanced
Fund 		21,135	54,090	588		3		10

Convertible
Fund		 3,179	2,997		107		8		N/A

Diversified
Strategic
Income Fund	   17,469	98,928	5,043		9		7

Exchange
Reserve
Fund		N/A		4,835		861		N/A		N/A

High Income
Fund		23,344	35,108	3,065		15		6

Municipal
High Income
Fund		7,311		12,431	46		3		N/A

Premium
Total
Return
Fund		47,404	160,350	8,622		10		N/A


Total Return
Bond Fund	1,673		4,250		847		0		N/A




Item 27.  Indemnification

The response to this item is incorporated by reference to Registrant's Post-Effective Amendment No. 2 to the Registration Statement.

Item 28.  (a)  Business and Other Connections of Investment Adviser


Investment Adviser - Mutual Management Corp. ("MMC")

MMC, formerly known as Smith Barney Mutual Funds Management Inc., was incorporated in December 1968 under the laws of the State of Delaware. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings") (formerly known as Smith Barney Holdings Inc.), which in turn is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), formerly known as Primerica Corporation. MMC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

The list required by this Item 28 of officers and directors of MMC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of FORM ADV filed by MMC pursuant to the Advisers Act (SEC File No. 801-14437).


Investment Adviser - Smith Barney Strategy Advisers Inc. ("Strategy
Advisers")


Strategy Advisers was incorporated on October 22, 1986 under the laws of the State of Delaware. On June 1, 1994, Strategy Advisers changed its name from Smith Barney-Shearson Strategy Advisers Inc. to its current name. Strategy Advisers is a wholly owned subsidiary of MMC. Strategy Advisers is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Strategy Advisers is also registered with the Commodity Futures Trading Commission (the "CFTC") as a commodity pool operator under the Commodity Exchange Act (the "CEA"), and is a member of the National Futures Association (the "NFA").

The list required by this Item 28 of officers and directors of MMC and Strategy Advisers, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, in incorporated b reference to Schedules A and D of FORM ADV filed by MMC on behalf of Strategy Advisers pursuant to the Advisers Act (SEC File No. 801-8314).


Sub-Investment Adviser - Boston Partners Asset Management, L.P.
("Boston Partners")

Boston Partners was organized in April, 1995 under the laws of the State of Delaware as a Limited Partnership and provides a comprehensive range of financial products and services in domestic and selected international markets. Boston Partners is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act") and provides investment advice to endowment plans, Taft Hartley Health and Welfare Plans, VEBAS and institutional clients. It also serves as investment adviser and sub-investment adviser to other investment companies.

The list required by this Item 28 of officers and directors of Boston Partners, together with information as to any other business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by Boston Partners pursuant to the Advisers Act (SEC File No. 801-49059).

Sub-Investment Adviser - Smith Barney Global Capital Management
Inc. ("SBGCM")

SBGCM was incorporated on January 22, 1988 under the laws of the State of Delaware. SBGCM is an indirect wholly owned subsidiary of Holdings. SBGCM is an investment adviser registered with the Securities and Exchange Commission in the United States and with the Investment Management Regulatory Organization Limited in the United Kingdom. SBGCM conducts its operations primarily in the United Kingdom.

The list required by this Item 28 of officers and directors of SBGCM, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBGCM pursuant to the Advisers Act (SEC File No. 801-31824).

Item 29.  Principal Underwriters

Smith Barney Inc. ("Smith Barney") currently acts as a distributor for Concert Investment Series;
Consulting Group Capital Markets Funds; Global Horizons
Investment Series (Cayman Islands); Greenwich Street
California Municipal Fund Inc.; Greenwich Street
Municipal Fund Inc.; Greenwich Street Series
Fund; High Income Opportunity Fund Inc.; The Italy
Fund Inc.; Managed High Income Portfolio Inc.;
Managed Municipals Portfolio II Inc.; Managed Municipals
Portfolio Inc.; Municipal High Income Fund Inc.; Puerto
Rico Daily Liquidity Fund Inc.; Smith Barney Adjustable
Rate Government Income Fund; Smith Barney Aggressive
Growth Fund Inc.; Smith Barney Appreciation Fund Inc.;
Smith Barney Arizona Municipals Fund Inc.; Smith Barney
California Municipals Fund Inc.; Smith Barney Concert
Allocation Series Inc.; Fund, Inc.; Smith Barney
Equity Funds; Smith Barney Fundamental Value Fund Inc.;
Smith Barney Funds, Inc.; Smith Barney Income Funds;
Smith Barney Institutional Cash Management Fund, Inc.;
Smith Barney Intermediate Municipal Fund, Inc.;
Smith Barney Investment Funds Inc.; Smith Barney
Investment Trust; Smith Barney Managed
Governments Fund Inc.; Smith Barney Managed Municipals
Fund Inc.; Smith Barney Massachusetts Municipals Fund;
Smith Barney Money Funds, Inc.; Smith Barney Muni Funds;
Smith Barney Municipal Fund, Inc.; Smith Barney Municipal
Money Market Fund, Inc.; Smith Barney Natural Resources
Fund Inc.; Smith Barney New Jersey Municipals Fund Inc.;
Smith Barney Oregon Municipals Fund Inc.; Smith Barney Principal
Return Fund; Smith Barney Small Cap Blend Fund, Inc.
Smith Barney Telecommunications Trust; Smith Barney
Variable Account Funds; Smith Barney World Funds,
Inc.; Smith Barney Worldwide Special Fund N.V.
(Netherlands Antilles); Travelers Series Fund Inc.; The
USA High Yield Fund N.V.; Worldwide Securities Limited
(Bermuda); Zenix Income Fund Inc. and various series of unit investment trusts.

Smith Barney is a wholly owned subsidiary of Holdings. The information required by this Item 29 with respect to each director, officer and partner of Smith Barney is incorporated by reference to Schedule A of FORM BD filed by Smith Barney pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

Item 30.  Location of Accounts and Records

(1)	Smith Barney Inc.
388 Greenwich Street
New York, New York  10013

(2)	Smith Barney Income Funds
388 Greenwich Street
New York, New York  10013


(3)	Mutual Management Corp.
388 Greenwich Street
New York, New York  10013


(4)	Boston Partners Asset Management, L.P.
One Financial Center
43rd floor
Boston, Massachusetts  02111

(5)	Smith Barney Global Capital Management Inc.
10 Piccadilly
London W1V 9LA
England

(6)	PNC Bank, National Association
17th and Chestnut Streets
Philadelphia, PA  19103

(7)	First Data Investor Services Group, Inc.
One Exchange Place
Boston, Massachusetts  02109

Item 31.  Management Services

Not Applicable.

Item 32.  Undertakings

(a) Not applicable.

(b) Registrant undertakes, if requested to do so by the holders of at least 10% of Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section
16(c).

(c)	Registrant undertakes to furnish each person to whom a
prospectus is delivered with a copy of Registrant's latest report to shareholders, upon request and without charge.


SIGNATURES

	Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant, SMITH BARNEY INCOME FUNDS, has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 23rd day of June, 1998.

	SMITH BARNEY INCOME FUNDS

	By:/s/ Heath B. McLendon
	Heath B. McLendon, Chairman of
	the Board, President and
	Chief Executive Officer

	Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Signature	                   Title                           Date




/s/Heath B. McLendon         Chairman of the Board,             6/23/98
Heath B. McLendon            President and Chief
                             Executive Officer

/s/Lewis E. Daidone          Senior Vice President,            6/23/98
Lewis E. Daidone             Treasurer, Chief Financial
                             and Accounting Officer

/s/Lee Abraham*               Trustee                          6/23/98
Lee Abraham

/s/ Allan J. Bloostein*        Trustee                         6/23/98
Allan J. Bloostein

/s/ Richard E. Hanson*         Trustee                          6/23/98
Richard E. Hanson

* Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated September 4, 1996.


/s/Heath B. McLendon
Heath B. McLendon